FOREIGN CUSTODY MANAGER AGREEMENT

     AGREEMENT made as of October 9, 1997 between each investment company identified on Appendix A attached hereto (each hereinafter referred to as the "Fund") individually and severally, and not jointly and severally, and The Bank of New York ("BNY").

                                  WITNESSETH:

     WHEREAS, the Fund desires to appoint BNY as Foreign Custody Manager on the terms and conditions contained herein;

     WHEREAS, BNY desires to serve as a Foreign Custody Manager and perform the duties set forth herein on the terms and conditions contained herein;

     NOW  THEREFORE,   in  consideration  of  the  mutual  promises  hereinafter
contained in this Agreement, the Fund and BNY hereby agrees as follows:

                                   ARTICLE I
                                  DEFINITIONS

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     1. Capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the meanings given such terms in the Rule.

     2. "Board" shall mean the board of directors or board of trustees, as the case may be, of the Fund.

     3. "Eligible Foreign Custodian" shall have the meaning provided in the Rule.

     4. "Monitoring System" shall mean a system established by BNY to fulfill the Responsibilities specified in clauses (d) and (e) of Article III of this Agreement.

     5. "Qualified Foreign Bank" shall have the meaning provided in the Rule.

     6. "Responsibilities" shall mean the responsibilities delegated to BNY as a Foreign Custody Manager with respect to each Specified Country and each Eligible Foreign Custodian selected by BNY, as such responsibilities are more fully described in Article III of this Agreement.

     7. "Rule" shall mean Rule 17f-5 under the Investment Company Act of 1940, as amended, as such Rule became effective on June 16, 1997.

     8. "Securities Depository" shall mean any securities depository or clearing agency within the meaning of Section (a)(1)(ii) or (a)(1)(iii) of the Rule.

     9. "Specified Country" shall mean each country listed on Schedule I attached hereto (as amended from time to time) and each country, other than the United States, constituting the primary market for a security with respect to which the Fund has given settlement instructions to The Bank of New York as custodian (the "Custodian") under its Custody Agreement with the Fund.

                                  ARTICLE II
                       BNY AS A FOREIGN CUSTODY MANAGER

     1. The Fund on behalf of its Board hereby delegates to BNY with respect to each Specified Country the Responsibilities (the "Delegation").

     2. BNY accepts the Delegation and agrees in performing the Responsibilities as a Foreign Custody Manager to exercise reasonable care, prudence and diligence such as a bailee for hire having responsibility for the safekeeping of the Fund's assets would exercise.

     3. BNY shall provide to the Fund (i) notice promptly after the placement of assets of the Fund with a particular Eligible Foreign Custodian selected by BNY within a Specified Country, (ii) at such times as the Board deems reasonable and appropriate based on the circumstances of the Fund's foreign custody arrangements (but not less often than quarterly) written reports notifying the Board of any material change in the arrangements (including, in the case of Qualified Foreign Banks, any material change in any contract governing such arrangements and in the case of Securities Depositories, any material change in the established practices or procedures of such Securities Depositories) with respect to assets of the Fund with any such Eligible Foreign Custodian, and
(iii) not less often than annually a report summarizing the material custodial risks known to BNY which accompany such arrangements.

                                  ARTICLE III
                               RESPONSIBILITIES


     1. Subject to the provisions of this Agreement, BNY shall with respect to each Specified Country select an Eligible Foreign Custodian. In connection therewith, BNY shall: (a) determine that assets of the Fund held by such Eligible Foreign Custodian will be subject to reasonable care, based on the standards applicable to custodians in the relevant market in which such Eligible Foreign Custodian operates, after considering all factors relevant to the safekeeping of such assets, including, without limitation, those contained in Section (c)(1) of the Rule; (b) determine that the Fund's foreign custody arrangements with each Qualified Foreign Bank are governed by a written contract, with the Custodian (or, in the case of a Securities Depository, by such a contract, by the rules or established practices or procedures of the Securities Depository, or by any combination of the foregoing) which will provide reasonable care for the Fund's assets based on the standards specified in paragraph (c)(1) of the Rule; (c) determine that each contract with a Qualified Foreign Bank shall include the provisions specified in paragraph
(c)(2)(i)(A) through (F) of the Rule or, alternatively,

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

in lieu of any or all of such (c)(2)(i)(A) through (F) provisions, such other provisions as BNY determines will provide, in their entirety, the same or a greater level of care and protection for the assets of the Fund as such specified provisions; (d) monitor pursuant to the Monitoring System the appropriateness of maintaining the assets of the Fund with a particular Eligible Foreign Custodian pursuant to paragraph (c)(1) of the Rule including in the case of a Qualified Foreign Bank, any material change in the contract governing such arrangement and in the case of a Securities Depository, any material change in the established practices or procedures of such Securities Depository; and (3) promptly advise the Fund whenever an arrangement (including, in the case of a Qualified Foreign Bank, any material change in the contract governing such arrangement and in the case of a Securities Depository, any material change in the established practices or procedures of such Securities Depository) described in preceding clause (d) no longer meets the requirements of the Rule. BNY, as Foreign Custody Manger, will make the determination that it is appropriate to maintain assets in each Eligible Foreign Custodian and will exercise reasonable care in the process.

     2. (a) For purposes of Clauses (a) and (b) of this Section 1, with respect to Securities Depositories, it is understood that to the extent permitted to a Foreign Custody Manager under the Rule, such determination may be made on the basis of, and the obligation of BNY hereunder to investigate any such Securities Depository shall be limited to, obtaining publicly available information with respect to each such Securities Depository, absent actual knowledge by BNY to the contrary.

     (b) For purposes of clause (d) of preceding Section 1 of this Article, BNY's determination of appropriateness shall not include, nor be deemed to include, any evaluation of Country Risks associated with investment in a particular country. For purposes hereof, "Country Risks" shall mean systemic risks of holding assets in a particular country including, but no limited to,
(a) the necessity to use any Securities Depository the use of which is mandatory by law or regulation or because securities cannot be withdrawn from such Securities Depository, or because maintaining securities outside the Securities Depository is not consistent with universal custodial practices in the relevant market, (b) such country's financial infrastructure, (c) such country's prevailing custody and settlement practices, (d) nationalization, expropriation or other governmental actions, (e) regulation of the banking or securities industry, (f) currency controls, restrictions, devaluations or fluctuations, and
(g) market conditions which affect the orderly execution of securities transactions or affect the value of securities.

                                  ARTICLE IV
                                REPRESENTATIONS


     1. The Fund hereby represents that: (a) this Agreement has been duly authorized, executed and delivered by the Fund, constitutes a valid and legally binding obligation of the Fund enforceable in accordance with its terms, and no statute, regulation, rule, order, judgment or contract binding on the Fund prohibits the Fund's execution or performance of this Agreement; (b) this

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

Agreement has been approved and ratified by the Board at a meeting duly called and at which a quorum was at all times present; and (c) the Board or its investment advisor has considered the Country Risks associated with investment in each Specified Country and will have considered such risks prior to any settlement instructions being given to the Custodian with respect to any other Specified Country.

     2. BNY hereby represents that (a) BNY is duly organized and existing under the laws of the State of New York, with full power to carry on its businesses as now conducted, and to enter into this Agreement and to perform its obligations hereunder; (b) this Agreement been duly authorized, executed and delivered by BNY, constitutes a valid and legally binding obligation of BNY enforceable in accordance with its terms, and no statue, regulation, rule, order, judgment or contract binding on BNY prohibits BNY's execution or performance of this Agreement; and (c) BNY has established and will maintain the Monitoring System.

                                  ARTICLE V
                                CONCERNING BNY

     1. BNY shall not be liable for any costs, expenses, damages, liabilities or claims, including attorneys' and accountants' fees, sustained or incurred by, or asserted against, the Fund except to the extent the same arises out of the failure of BNY to exercise the care, prudence and diligence required by Section 2 of Article II hereof. In no event shall BNY be liable to the Fund, the Board, or any third party for special, indirect or consequential damages, or for lost profits or loss of business, arising in connection with this Agreement. Anything contained herein to the contrary notwithstanding, nothing contained herein shall affect or alter the duties and responsibilities of BNY or the Fund under any other agreement between BNY and the Fund, including without limitation, the Custody Agreement or any Securities Lending Agreement.

     2. The Fund agrees to indemnify BNY and holds it harmless from and against any and all costs, expenses, damages, liabilities or claims, including attorneys' and accountants' fees, sustained or incurred by, or asserted against, BNY by reason or as a result of any action or inaction, or arising out of BNY's performance hereunder, provided that the Fund shall not indemnify BNY to the extent any such costs, expenses, damages, liabilities or claims arises out of BNY's failure to exercise the reasonable care, prudence and diligence required by Section 2 of Article II hereof.

     3. BNY shall only such duties as are expressly set forth herein. In no event shall BNY be liable for any Country Risks associated with investments in a particular country.

                                  ARTICLE VI
                                 MISCELLANEOUS

     1. Any notice or other instrument in writing, authorized or required by this Agreement to be given to BNY, shall be sufficiently given if received by it at its offices at 90 Washington Street, New York, New York 10286, or at such place as BNY may from time to time designate in writing.

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

     2. Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Fund shall be sufficiently given if received by it at its offices at c/o OppenheimerFunds, Inc. Two World Trade Center, 34th Floor, New York, New York 10048-0203, Attention: General Counsel, or at such other place as the Fund may from time to time designate in writing.

     3. In case any provisions in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected thereby. This Agreement may not be amended or modified in any manner except by a written agreement executed by both parties. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided however, that this Agreement shall not be assignable by either party without the written consent of the other.

     4. This Agreement shall be construed in accordance with the substantive laws of the State of New York, without regard to conflicts of laws principles thereof. The Fund and BNY hereby consent to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder. The Fund hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in such a court and any claim that such proceeding brought in such a court has been brought in an inconvenient forum. The Fund and BNY each hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement.

     5. The parties hereto agree that in performing hereunder, BNY is acting solely on behalf of the Fund and no contractual or service relationship shall be deemed to be established hereby between BNY and any other person.

     6. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

     7. This Agreement shall terminate simultaneously with the termination of the Custody Agreement between the Fund and the Custodian, and may otherwise be terminated by either party giving to the other party a notice in writing specifying the date of such termination, which shall be not less than ninety
(90) days after the date of such notice.

     8. In consideration of the services provided by BNY hereunder, the Fund shall pay to BNY such compensation and out-of-pocket expenses as may be agreed upon from time to time.

     9. For each Fund organized as a Massachusetts trust, a copy of its Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. Notice is hereby given that each such instrument is executed on behalf of the trustees of each such Fund and not individually, and that the obligations of this Agreement are not binding upon any of the trustees or shareholders

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

individually but are binding only upon the respective Fund. The parties expressly agree that BNY and its assignees and affiliates shall look solely to the respective Fund's assets and property with respect to enforcement of any claim.

     IN WITNESS WHEREOF, the Fund and BNY have caused this Agreement to be executed by their respective officers, thereunto duly authorized, as of this date first above written.



                                        /s/ Andrew J. Donohue, Secretary on
                                        behalf of each Fund identified on
                                        Appendix A attached hereto individually
                                        and severally, and not jointly and
                                        severally



                                          THE BANK OF NEW YORK



                                          By: /s/ Jorge E. Ramos

                                          Title: Jorge E. Ramos, VP







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

                                  Appendix A


Oppenheimer Champion Income Fund
Oppenheimer Equity Income Fund
Oppenheimer Integrity Funds (consisting of the following series:)
      Oppenheimer Bond Fund
Oppenheimer International Bond Fund
Oppenheimer High Yield Fund
Oppenheimer Main Street Funds, Inc. (as to the following series:)
      Oppenheimer Main Street Income & Growth Fund
Oppenheimer Real Asset Fund
Oppenheimer Strategic Income Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Variable Account Funds (as to the following 8 series:)
      Oppenheimer High Income Fund
      Oppenheimer Bond Fund
      Oppenheimer Capital Appreciation Fund
      Oppenheimer Growth Fund
      Oppenheimer Multiple Strategies Fund
      Oppenheimer Growth & Income Fund
      Oppenheimer Global Securities Fund
      Oppenheimer Strategic Bond Fund
Panorama Series Fund, Inc. (as to the following 6 series):
      Total Return Portfolio
      Growth Portfolio
      International Equity Portfolio
      LifeSpan Capital Appreciation Portfolio
      LifeSpan Balanced Portfolio
      LifeSpan Diversified Income Portfolio
Oppenheimer Capital Appreciation Fund
Oppenheimer Developing Markets Fund
Oppenheimer Discovery Fund
Oppenheimer Enterprise Fund
Oppenheimer Global Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer International Growth Fund
Oppenheimer Multiple Strategies Fund
Oppenheimer World Bond Fund
Oppenheimer Multi-Sector Income Trust
Oppenheimer Series Fund, Inc. (as to the following 5 series):
      Oppenheimer Disciplined Allocation Fund
      Oppenheimer Disciplined Value Fund
      Oppenheimer LifeSpan Growth Fund
      Oppenheimer LifeSpan Balanced Fund
      Oppenheimer LifeSpan Income Fund
Bond Fund Series - Oppenheimer Bond Fund for Growth
Oppenheimer MidCap Fund
Oppenheimer International Small Company Fund

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

                       FOREIGN CUSTODY MANAGER AGREEMENT
                                  SCHEDULE 1

Argentina
Australia
Austria
Bangladesh
Belgium
Bermuda
Botswana
Brazil
Bulgaria
Canada
Chile
China
Columbia
Cyprus
Czech Republic
Denmark
Easdaq
Ecuador
Egypt
Estonia
Euromarket (Cedel)
Finland
France
Germany
Ghana
Greece
Hong Kong
Hungary
India
Indonesia
Ireland
Israel
Italy
Ivory Coast
Japan
Jordan
Kenya
Korea
Latvia
Lebanon
Lithuania

Luxembourg
Malaysia
Mauritius
Mexico
Morocco
Namibia
Netherlands
New Zealand
Nigeria
Norway
Pakistan
Peru
Philippines
Poland
Portugal
Russia
Singapore
Slovenia
South Africa
Spain
Sri Lanka
Swaziland
Sweden
Switzerland
Taiwan
Thailand
Tunisia
Turkey
Ukraine
United Kingdom
United States
Uruguay
Venezuela
Zambia
Zimbabwe





FOREIGN.WPD

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